UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2009

BCB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104-110 Avenue C, Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 29, 2009, BCB Bancorp, Inc. (the “Company”), the parent company of BCB Community Bank, and Pamrapo Bancorp, Inc. (“Pamrapo”), the parent company of Pamrapo Savings Bank, S.L.A., jointly announced the signing of an Agreement and Plan of Merger, dated as of June 29, 2009 (the “Merger Agreement”) pursuant to which Pamrapo will merge with and into the Company. Pamrapo Savings Bank, S.L.A., a New Jersey-chartered stock savings and loan association and a wholly-owned subsidiary of Pamrapo (“Pamrapo Bank”), and BCB Community Bank, a New Jersey-chartered bank and a wholly-owned subsidiary of the Company (“BCB Bank”), will also enter into a subsidiary agreement and plan of merger that provides for the merger of Pamrapo Bank with and into BCB Bank, with BCB Bank as the surviving institution.

Pursuant to the terms of the Merger Agreement, shareholders of Pamrapo will receive 1.0 share of the Company common stock for each share of Pamrapo common stock. In addition, all outstanding unexercised options to purchase Pamrapo common stock will be converted into options to purchase the Company common stock.

The transaction is expected to close by year end, pending regulatory approvals, approval of the Merger Agreement by shareholders of both Pamrapo and the Company, and the satisfaction of other customary closing conditions.

The preceding disclosure is qualified in its entirety by reference to the Merger Agreement and a press release announcing the signing of the Merger Agreement, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements about the proposed merger of the Company and Pamrapo and the effects of the proposed merger on the companies. These statements speak only as of the date they are made. The companies undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating the Company and Pamrapo, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which the Company and Pamrapo are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that the Company and Pamrapo file with the Securities and Exchange Commission (the “SEC”).

Additional Information about the Merger and Where to Find It

This Form 8-K may be deemed to be solicitation material with respect to the proposed merger of the Company and Pamrapo. In connection with the proposed merger, the Company and Pamrapo will file a joint proxy statement/prospectus with the SEC to be distributed to the shareholders of the Company and Pamrapo in connection with their vote on the proposed merger. Shareholders of the Company and Pamrapo are encouraged to read the proxy statement and any other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed merger.

The definitive proxy statement will be mailed to shareholders of the Company and Pamrapo, and shareholders will be able to obtain the documents, when they become available, free of charge at the SEC’s website, www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by the companies by written request directed to the Corporate Secretary, BCB Bancorp, Inc., 104-110 Avenue C, Bayonne, New Jersey 07002 or by visiting the Company website at www.bcbbancorp.com, with respect to documents filed by the Company, and by written request directed to the Secretary, Pamrapo Bancorp, Inc., 611 Avenue C, Bayonne, New Jersey 07002 or by visiting the Pamrapo website at www.pamrapo.com, with respect to documents filed by Pamrapo.

The Company and Pamrapo are not currently engaged in a solicitation of proxies of their respective shareholders in connection with the proposed merger. If a proxy solicitation commences, the Company and Pamrapo, and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding the Company’s directors and executive officers is set forth in its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on March 25, 2009. Information regarding Pamrapo’s directors and executive officers is set forth in its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on March 31, 2009. Both filings are available at the SEC’s website, www.sec.gov, and may also be obtained from the companies at the addresses set forth in the preceding paragraph or by visiting their websites at www.bcbbancorp.com and www.pamrapo.com. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Read the proxy statement/prospectus carefully before making a decision concerning the merger.

Item 8.01	Other Events.

On June 30, 2009, Pamrapo and the Company issued a joint press release announcing that they had entered into a definitive merger agreement, dated as of June 29, 2009, pursuant to which Pamrapo will merge with and into the Company, with the Company as the surviving corporation.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The description of the Merger Agreement contained in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of June 29, 2009 by and between BCB Bancorp, Inc. and Pamrapo Bancorp, Inc.

Exhibit 99.1	Press Release dated June 30, 2009, relating to the Agreement and Plan of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCB BANCORP, INC.

DATE: June 30, 2009	By:	/s/ Donald Mindiak
Donald Mindiak
President and Chief Executive Officer